1 Industrial Logistics Properties Trust Third Quarter 2024 Financial Results and Supplemental Information October 29, 2024 Exhibit 99.2 309 Dulty's Lane Burlington, NJ 633,836 Square Feet ILPT Ownership 100%

2Q3 2024RETURN TO TABLE OF CONTENTS QUARTERLY RESULTS Industrial Logistics Properties Trust Announces Third Quarter 2024 Financial Results ........................................................................ 4 Third Quarter 2024 Highlights .......................................................................................................................................................................... 5 FINANCIALS Key Financial Data ............................................................................................................................................................................................... 7 Condensed Consolidated Statements of Income (Loss) .............................................................................................................................. 8 Condensed Consolidated Balance Sheets ..................................................................................................................................................... 9 Debt Summary .................................................................................................................................................................................................... 10 Debt Maturity Schedule ...................................................................................................................................................................................... 11 Leverage and Coverage Ratios ......................................................................................................................................................................... 12 Capital Expenditures Summary ......................................................................................................................................................................... 13 PORTFOLIO INFORMATION Same Property Results ........................................................................................................................................................................................ 15 Occupancy and Leasing Summary ................................................................................................................................................................... 16 Tenant Credit Characteristics and Concentration ......................................................................................................................................... 17 Portfolio Lease Expiration and Reset Schedules ........................................................................................................................................... 18 Key Financial Data by Investment Portfolio .................................................................................................................................................... 19 JOINT VENTURES Consolidated Joint Venture - Mountain Industrial REIT LLC ....................................................................................................................... 21 - 24 Unconsolidated Joint Venture - The Industrial Fund REIT LLC ................................................................................................................... 25 APPENDIX Calculation and Reconciliation of NOI and Cash Basis NOI ........................................................................................................................ 27 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI ...................................................... 28 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre ......................................................................................................................... 29 Calculation of FFO, Normalized FFO and CAD ............................................................................................................................................. 30 - 31 Company Profile, Research Coverage and Governance Information ....................................................................................................... 32 Non-GAAP Financial Measures and Certain Definitions .............................................................................................................................. 33 - 35 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 36 Table of Contents All amounts in this presentation are unaudited. Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document. Trading Symbols: Common Shares: ILPT Investor Relations Contact Melissa McCarthy, Manager (617) 658-0737 mmccarthy@ilptreit.com Corporate Headquarters Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1634

3Q3 2024RETURN TO TABLE OF CONTENTS Quarterly Results

4Q3 2024RETURN TO TABLE OF CONTENTS “In the third quarter, ILPT generated year-over- year growth in many of its key metrics including FFO, Cash Basis NOI and EBITDAre. From a leasing perspective, ILPT experienced strong demand with over 2.7 million square feet of executed leases at rates 7.0% higher than prior rents. This quarter’s leasing was highlighted by a 13-property renewal with FedEx, our largest tenant, which underscores our manager’s ongoing efforts to invest in and strengthen this tenant relationship. We also remain focused on our balance sheet. We exercised the first of our three one-year extension options on our $1.235 billion floating rate loan with a lower-than-expected interest rate cap cost of $17.0 million. Going forward, we are committed to maximizing mark to market rent growth while evaluating opportunities to further reduce operating expenses.” Yael Duffy President and Chief Operating Officer INDUSTRIAL LOGISTICS PROPERTIES TRUST ANNOUNCES THIRD QUARTER 2024 FINANCIAL RESULTS Newton, MA (October 29, 2024): Industrial Logistics Properties Trust (Nasdaq: ILPT) today announced its financial results for the quarter ended September 30, 2024. Distribution On October 16, 2024, ILPT declared a quarterly distribution on its common shares of $0.01 per share to shareholders of record as of the close of business on October 28, 2024. This distribution will be paid on or about November 14, 2024. Conference Call A conference call to discuss ILPT's third quarter results will be held on Wednesday, October 30, 2024 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 418-4826 or (412) 902-6758 (if calling from outside the United States and Canada); a pass code is not required. A replay of the conference call will be available for one week by dialing (877) 344-7529; the replay pass code is 4340081. A live audio webcast of the conference call will also be available in a listen-only mode on ILPT’s website, at www.ilptreit.com. The archived webcast will be available for replay on ILPT’s website after the call. The transcription, recording and retransmission in any way of ILPT's third quarter conference call are strictly prohibited without the prior written consent of ILPT. About Industrial Logistics Properties Trust ILPT is a real estate investment trust, or REIT, focused on owning and leasing high quality industrial and logistics properties. As of September 30, 2024, ILPT’s portfolio consisted of 411 properties containing approximately 59.9 million rentable square feet located in 39 states. Approximately 77% of ILPT’s annualized rental revenues as of September 30, 2024 are derived from investment grade tenants, tenants that are subsidiaries of investment grade rated entities or Hawaii land leases. ILPT is managed by The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with nearly $41 billion in assets under management as of September 30, 2024 and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. ILPT is headquartered in Newton, MA. For more information, visit www.ilptreit.com.

5Q3 2024RETURN TO TABLE OF CONTENTS Portfolio Update • Executed approximately 2,740,000 square feet of renewals at weighted average rental rates that were 7.0% higher than prior rental rates for the same space and with a weighted average lease term (by annualized rental revenues) of 5.5 years. • Leasing activity included over 2,000,000 square feet of renewals with ILPT's largest tenant, FedEx Corporation, across 13 properties at weighted average rental rates that were 4.5% higher than prior rental rates and with a weighted average lease term (by annualized rental revenues) of 5.1 years. • Cash flows remain stable, as approximately 77% of annualized rental revenues are generated from leases with investment grade tenants (or their subsidiaries) and Hawaii land leases with a weighted average lease term (by annualized rental revenues) of 8.0 years. Financial Results • Net loss attributable to common shareholders was $25.0 million, or $0.38 per diluted share. • Normalized FFO attributable to common shareholders was $8.1 million, or $0.12 per diluted share. • Adjusted EBITDAre increased by 0.9% to $83.9 million compared to the third quarter of 2023. Financing and Liquidity • In October 2024, ILPT exercised the first of its three, one year extension options for the maturity date of its $1.2 billion floating rate loan. As part of the extension, ILPT purchased a one year interest rate cap for $17.0 million with a SOFR strike rate equal to 2.78%. • ILPT had approximately $153.9 million of cash and cash equivalents which will be utilized to meet its operating and capital obligations, pay its debt service obligations and fund future financing needs. Third Quarter 2024 Highlights (As of and for the three months ended September 30, 2024, unless otherwise noted)

6Q3 2024RETURN TO TABLE OF CONTENTS Financials

7Q3 2024RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended As of 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 Selected Income Statement Data: Capitalization: Rental income $ 108,945 $ 110,621 $ 112,235 $ 108,895 $ 110,142 Total common shares 66,144,422 Net loss $ (35,407) $ (33,479) $ (33,902) $ (41,402) $ (36,191) Closing price $ 4.76 Net loss attributable to common shareholders $ (24,990) $ (23,175) $ (23,403) $ (31,240) $ (26,112) Equity market capitalization $ 314,847 NOI $ 84,709 $ 86,265 $ 86,052 $ 84,887 $ 85,309 Debt 4,312,421 Cash Basis NOI $ 82,503 $ 82,935 $ 82,196 $ 81,453 $ 81,643 Total market capitalization $ 4,627,268 Adjusted EBITDAre $ 83,947 $ 85,057 $ 84,400 $ 83,072 $ 83,194 FFO attributable to common shareholders $ 8,063 $ 8,965 $ 9,450 $ 7,799 $ 7,945 Liquidity: Normalized FFO attributable to common shareholders $ 8,063 $ 8,965 $ 9,450 $ 8,086 $ 7,945 Cash and cash equivalents $ 153,863 CAD attributable to common shareholders $ 11,247 $ 14,005 $ 11,928 $ 8,948 $ 10,505 Total liquidity $ 153,863 Rolling four quarter CAD attributable to common shareholders $ 46,128 $ 45,386 $ 41,184 $ 39,438 $ 35,238 Per Common Share Data (basic and diluted): Net loss attributable to common shareholders $ (0.38) $ (0.35) $ (0.36) $ (0.48) $ (0.40) FFO attributable to common shareholders $ 0.12 $ 0.14 $ 0.14 $ 0.12 $ 0.12 Normalized FFO attributable to common shareholders $ 0.12 $ 0.14 $ 0.14 $ 0.12 $ 0.12 CAD attributable to common shareholders $ 0.17 $ 0.21 $ 0.18 $ 0.14 $ 0.16 Rolling four quarter CAD attributable to common shareholders $ 0.70 $ 0.69 $ 0.63 $ 0.60 $ 0.54 Dividends: Annualized dividends paid per share $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 Annualized dividend yield (at end of period) 0.8% 1.1% 0.9% 0.9% 1.4% Annualized Normalized FFO attributable to common shareholders payout ratio 8.3% 7.1% 7.1% 8.3% 8.3% CAD attributable to common shareholders payout ratio 5.9% 4.8% 5.6% 7.1% 6.3% Rolling four quarter CAD attributable to common shareholders payout ratio 5.7% 5.8% 6.3% 6.7% 7.4% Selected Balance Sheet Data: Total gross assets $ 5,946,943 $ 5,950,348 $ 5,956,536 $ 5,961,129 $ 6,000,494 Total assets $ 5,454,808 $ 5,489,822 $ 5,527,569 $ 5,563,675 $ 5,634,315 Total liabilities $ 4,412,049 $ 4,402,055 $ 4,405,069 $ 4,401,896 $ 4,416,177 Total equity $ 1,042,759 $ 1,087,767 $ 1,122,500 $ 1,161,779 $ 1,218,138 (dollars in thousands, except per share data) Key Financial Data 996 Paragon Way Rock Hill, SC 945,023 Square Feet ILPT Ownership: 100%

8Q3 2024RETURN TO TABLE OF CONTENTS Condensed Consolidated Statements of Income (Loss) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Rental income $ 108,945 $ 110,142 $ 331,801 $ 328,443 Expenses: Real estate taxes 15,339 14,926 46,349 46,493 Other operating expenses 8,897 9,907 28,426 27,744 Depreciation and amortization 43,205 43,912 130,203 134,278 General and administrative 7,237 7,712 22,865 23,750 Loss on impairment of real estate — — — 254 Total expenses 74,678 76,457 227,843 232,519 Interest income 3,134 2,397 8,921 5,340 Interest expense (73,936) (72,941) (220,797) (215,558) Loss on sale of real estate — — — (974) Loss on early extinguishment of debt — — — (359) Loss before income taxes and equity in earnings of unconsolidated joint venture (36,535) (36,859) (107,918) (115,627) Income tax expense (33) (51) (102) (113) Equity in earnings of unconsolidated joint venture 1,161 719 5,232 7,423 Net loss (35,407) (36,191) (102,788) (108,317) Net loss attributable to noncontrolling interest 10,417 10,079 31,220 31,568 Net loss attributable to common shareholders $ (24,990) $ (26,112) $ (71,568) $ (76,749) Weighted average common shares outstanding (basic and diluted) 65,769 65,488 65,651 65,389 Net loss per share attributable to common shareholders (basic and diluted) $ (0.38) $ (0.40) $ (1.09) $ (1.17) (amounts in thousands, except per share data) 1509 Leestown Road Frankfort, KY 599,840 Square Feet ILPT Ownership: 61%

9Q3 2024RETURN TO TABLE OF CONTENTS Condensed Consolidated Balance Sheets September 30, December 31, 2024 2023 ASSETS Real estate properties $ 5,176,299 $ 5,169,552 Accumulated depreciation (492,135) (397,454) Total real estate properties, net 4,684,164 4,772,098 Investment in unconsolidated joint venture 117,622 115,360 Acquired real estate leases, net 208,785 243,521 Cash and cash equivalents 153,863 112,341 Restricted cash and cash equivalents 111,068 133,382 Rents receivable 122,730 119,170 Other assets, net 56,576 67,803 Total assets $ 5,454,808 $ 5,563,675 LIABILITIES AND EQUITY Mortgages and notes payable, net $ 4,304,868 $ 4,305,941 Accounts payable and other liabilities 85,566 72,455 Assumed real estate lease obligations, net 15,795 18,534 Due to related persons 5,820 4,966 Total liabilities 4,412,049 4,401,896 Commitments and contingencies Equity attributable to common shareholders 585,888 669,954 Noncontrolling interest 456,871 491,825 Total equity 1,042,759 1,161,779 Total liabilities and equity $ 5,454,808 $ 5,563,675 (dollars in thousands) 32150 Just Imagine Drive Avon, OH 644,850 Square Feet ILPT Ownership: 100%

10Q3 2024RETURN TO TABLE OF CONTENTS (1) Interest rates reflect the impact of interest rate caps, as applicable. (2) This loan requires that interest be paid at an annual rate of SOFR plus a weighted average premium of 3.93%. In October 2024, ILPT exercised the first of its three, one year extension options for the maturity date of this loan and purchased a one year interest rate cap with a SOFR strike rate equal to 2.78%. (3) This loan has two remaining one year extension options, subject to the satisfaction of certain conditions, and requires that interest be paid at an annual rate of SOFR plus a premium of 2.77%. Mountain JV purchased an interest rate cap through March 2025 with a SOFR strike rate equal to 3.04%. Interest Principal Maturity Years to Entity Type Secured By Rate (1) Balance Date Maturity ILPT Floating rate - interest only (2) 69 mainland and 35 Hawaii properties 6.18% $ 1,235,000 10/09/2024 0.0 ILPT Fixed rate - interest only 186 Hawaii properties 4.31% 650,000 02/07/2029 4.4 ILPT Fixed rate - interest only 17 mainland properties 4.42% 700,000 03/09/2032 7.4 Mountain JV Floating rate - interest only (3) 82 mainland properties 5.81% 1,400,000 03/09/2025 0.4 Mountain JV Fixed rate - interest only Four mainland properties 6.25% 91,000 06/10/2030 5.7 Mountain JV Fixed rate - amortizing One mainland property 3.67% 10,365 05/01/2031 6.6 Mountain JV Fixed rate - amortizing One mainland property 4.14% 11,961 07/01/2032 7.8 Mountain JV Fixed rate - amortizing One mainland property 4.02% 26,815 10/01/2033 9.0 Mountain JV Fixed rate - amortizing One mainland property 4.13% 37,531 11/01/2033 9.1 Mountain JV Fixed rate - amortizing One mainland property 3.10% 23,091 06/01/2035 10.7 Mountain JV Fixed rate - amortizing One mainland property 2.95% 37,352 01/01/2036 11.3 Mountain JV Fixed rate - amortizing One mainland property 4.27% 42,090 11/01/2037 13.1 Mountain JV Fixed rate - amortizing One mainland property 3.25% 47,216 01/01/2038 13.3 Weighted average / total 5.36% $ 4,312,421 2.7 Debt Summary (dollars in thousands) As of September 30, 2024 1892 Anfield Road North Charleston, SC 121,683 Square Feet ILPT Ownership: 100%

11Q3 2024RETURN TO TABLE OF CONTENTS (1) This secured floating rate loan matures in March 2025, subject to two remaining one year extension options. (2) In October 2024, ILPT exercised the first of its three, one year extension options for the maturity date of this secured floating rate loan. Debt Maturity Schedule (dollars in millions) As of September 30, 2024 Current Maturity Date Pr in ci p al $1,235.0 $ $1,400.0$4.6 $18.8 $19.5 $20.2 $21.0 $1,593.3 Secured fixed rate debt Secured floating rate debt of consolidated joint venture Secured floating rate debt 2024 2025 2026 2027 2028 Thereafter $0 $500 $1,000 $1,500 $2,000 (1) (2) 4350 Fortune Ave NW Concord, NC 354,482 Square Feet ILPT Ownership: 61%

12Q3 2024RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Leverage Ratios: Net debt / total gross assets 68.1% 68.2% 68.6% 68.4% 68.5% Net debt / gross book value of real estate assets 71.0% 71.2% 71.7% 71.3% 71.7% Net debt / total market capitalization 87.5% 89.0% 88.7% 88.0% 90.9% Secured debt / total assets 79.1% 78.6% 78.2% 77.8% 76.9% Variable rate debt / net debt 65.1% 64.9% 64.5% 64.6% 64.1% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 12.1x 11.9x 12.1x 12.3x 12.3x Adjusted EBITDAre / interest expense 1.1x 1.2x 1.2x 1.1x 1.1x Leverage and Coverage Ratios 11224 Will Walker Road Vance, AL 529,568 Square Feet ILPT Ownership: 100%

13Q3 2024RETURN TO TABLE OF CONTENTS (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 09/30/2024 09/30/2023 Tenant improvements $ 433 $ 142 $ 444 $ 1,423 $ 194 $ 1,019 $ 1,893 Leasing costs 2,695 184 2,127 1,196 1,047 5,006 3,886 Building improvements 2,509 2,506 802 2,406 2,720 5,817 4,373 Recurring capital expenditures 5,637 2,832 3,373 5,025 3,961 11,842 10,152 Development, redevelopment and other activities — — — 381 1,314 — 7,705 Total capital expenditures $ 5,637 $ 2,832 $ 3,373 $ 5,406 $ 5,275 $ 11,842 $ 17,857 Capital Expenditures Summary 6735 Trippel Road Mobile, AL 362,942 Square Feet ILPT Ownership: 61%

14Q3 2024RETURN TO TABLE OF CONTENTS Portfolio Information

15Q3 2024RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) As of and for the Three Months Ended As of and for the Nine Months Ended 9/30/2024 9/30/2023 9/30/2024 9/30/2023 Properties 411 411 411 411 Rentable square feet 59,890 59,951 59,890 59,951 Percent leased 94.4% 98.9% 94.4% 98.9% Rental income $ 108,945 $ 110,142 $ 331,801 $ 328,339 NOI $ 84,713 $ 85,322 $ 257,062 $ 254,150 NOI % change (0.7) % 1.2% Cash Basis NOI $ 82,507 $ 81,656 $ 247,670 $ 242,855 Cash Basis NOI % change 1.0% 2.0% Same Property Results 945 Monument Drive Lebanon, IN 962,500 Square Feet ILPT Ownership: 22%

16Q3 2024RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands, except per sq. ft. data) As of and for the As of and for the Three Months Ended Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 Properties 411 411 411 411 413 411 Rentable square feet 59,890 59,893 59,893 59,951 59,983 59,890 Percentage leased 94.4% 95.4% 99.0% 98.8% 98.9% 94.4% Leasing Activity (Sq. Ft.): New leases 17 73 90 276 64 180 Renewals 2,740 555 1,785 1,220 694 5,080 Rent resets — — 106 38 — 106 Expirations (3,358) (2,832) (1,811) (1,563) (857) (8,001) % Change in GAAP Rent: New leases 4.1% 43.5% 48.1% 65.9% (15.7%) 37.1% Renewals 7.0% 11.2% 38.5% 16.2% 16.9% 13.9% Rent resets —% —% 27.5% 28.0% —% 27.5% Weighted average (by sq. ft.) 7.0% 15.8% 38.3% 19.7% 13.5% 15.3% Leasing Costs and Concession Commitments: New leases $ 113 $ 587 $ 717 $ 1,528 $ 140 $ 1,417 Renewals 2,794 290 2,754 2,122 1,301 5,838 Total $ 2,907 $ 877 $ 3,471 $ 3,650 $ 1,441 $ 7,255 Leasing Costs and Concession Commitments per Sq. Ft.: New leases $ 6.77 $ 8.03 $ 7.96 $ 5.53 $ 2.21 $ 7.88 Renewals $ 1.02 $ 0.52 $ 1.54 $ 1.74 $ 1.87 $ 1.15 Weighted average $ 1.05 $ 1.40 $ 1.85 $ 2.44 $ 1.90 $ 1.38 Weighted Average Lease Term by Sq. Ft. (Years): New leases 3.9 14.6 19.4 3.9 4.9 16.0 Renewals 6.2 5.8 5.6 7.3 4.0 5.9 Weighted average 6.2 6.8 6.2 6.7 4.1 6.3 Leasing Costs and Concession Commitments per Sq. Ft. per Year: New leases $ 1.75 $ 0.55 $ 0.41 $ 1.41 $ 0.45 $ 0.49 Renewals $ 0.17 $ 0.09 $ 0.28 $ 0.24 $ 0.47 $ 0.19 Weighted average $ 0.17 $ 0.21 $ 0.30 $ 0.37 $ 0.46 $ 0.22 Occupancy and Leasing Summary (1) (1) The leasing summary is based on leases entered into during the periods indicated.

17Q3 2024RETURN TO TABLE OF CONTENTS As of September 30, 2024 % of Total Annualized Tenant Credit Characteristics Rental Revenues Investment grade rated 18.6% Subsidiaries of investment grade rated parent entities 37.5% Other leased Hawaii lands 21.1% Subtotal investment grade rated, subsidiaries of investment grade rated parent entities and other leased Hawaii lands 77.2% Other unrated or non-investment grade 22.8% 100.0% Tenant Credit Characteristics and Concentration % of Total % of Total Annualized No. of Leased Leased Rental Top 10 Tenants Location Properties Square Feet Square Feet Revenues 1 FedEx Corporation / FedEx Ground Package System, Inc. Various (33 states) 79 12,811 22.7% 29.3% 2 Amazon.com Services, Inc. / Amazon.com Services LLC AL, IN, OK, SC, TN, VA 8 4,539 8.0% 6.8% 3 Home Depot U.S.A., Inc. GA, HI 2 956 1.7% 2.2% 4 American Tire Distributors, Inc. (1) CO, LA, NE, NY, OH 5 722 1.3% 1.6% 5 UPS Supply Chain Solutions, Inc. NH, NY 3 794 1.4% 1.6% 6 Restoration Hardware, Inc. MD 1 1,195 2.1% 1.5% 7 Servco Pacific, Inc. HI 7 629 1.1% 1.4% 8 DHL Group SC 1 945 1.7% 1.2% 9 TD SYNNEX Corporation OH 2 939 1.7% 1.1% 10 Berkshire Hathaway Inc. GA 1 832 1.5% 1.0% 109 24,362 43.2% 47.7% (dollars and sq. ft. in thousands) 2020 Joe B. Jackson Pkwy Murfreesboro, TN 1,016,281 Square Feet ILPT Ownership: 100% (1) On October 22, 2024, American Tire Distributors, Inc. filed for Chapter 11 bankruptcy. As of October 29, 2024, this tenant has no outstanding rental obligations due to ILPT and has not indicated that it intends to modify or vacate any of its leases with ILPT.

18Q3 2024RETURN TO TABLE OF CONTENTS Cumulative Cumulative % of Total % of Total % of Total % of Total Leased Leased Leased Annualized Annualized Annualized No. of Square Feet Square Feet Square Feet Rental Revenues Rental Revenues Rental Revenues Year Leases Expiring Expiring Expiring Expiring Expiring Expiring 2024 11 79 0.1% 0.1% $ 1,293 0.3% 0.3% 2025 28 3,348 5.9% 6.0% 18,340 4.2% 4.5% 2026 31 3,505 6.2% 12.2% 23,240 5.3% 9.8% 2027 41 8,303 14.7% 26.9% 51,684 11.8% 21.6% 2028 42 6,229 11.0% 37.9% 46,789 10.7% 32.3% Thereafter 234 35,044 62.1% 100.0% 295,028 67.7% 100.0% Total 387 56,508 100.0% $ 436,374 100.0% Weighted average remaining lease term (years) 7.2 8.0 Portfolio Lease Expiration and Reset Schedules (dollars and sq. ft. in thousands) As of September 30, 2024 Scheduled Rent Resets at Hawaii Properties: 2024 2025 2026 2027 2028 Thereafter Total Reset square feet — 204 154 86 — 2,940 3,384 Percent (1) —% 1.4% 1.1% 0.6% —% 20.5% Annualized rental revenues $ — $ 1,010 $ 1,316 $ 805 $ — $ 19,742 $ 22,873 Percent (1) —% 0.8% 1.1% 0.7% —% 16.2% (1) Percentages are based on leased square feet and annualized rental revenues at Hawaii properties only. 1800 Union Airpark Blvd Union, OH 1,791,246 Square Feet ILPT Ownership: 22%

19Q3 2024RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands, except per sq. ft. data) Key Financial Data by Investment Portfolio As of and for the Three Months Ended September 30, 2024 ILPT Wholly Owned Properties Mountain Industrial ILPT Mainland Hawaii Total REIT LLC (1) Other (2) Consolidated Ownership % 100% 100% 100% 61% Properties 90 226 316 94 1 411 Rentable square feet 22,119 16,729 38,848 20,978 64 59,890 Occupancy % 96.5% 85.7% 91.8% 99.0% 100.0% 94.4% Selected Balance Sheet Data: Total gross assets $ 1,793,157 $ 728,988 $ 2,522,145 $ 3,135,164 $ 289,634 $ 5,946,943 Total debt (principal) $ 1,722,070 $ 862,930 $ 2,585,000 $ 1,727,421 $ — $ 4,312,421 Selected Income Statement Data: Rental income $ 37,139 $ 29,290 $ 66,429 $ 42,189 $ 327 $ 108,945 Net (loss) income $ (18,790) $ 7,507 $ (11,283) $ (26,737) $ 2,613 $ (35,407) Net (loss) income attributable to common shareholders $ (18,790) $ 7,507 $ (11,283) $ (16,309) $ 2,602 $ (24,990) NOI $ 29,650 $ 21,249 $ 50,899 $ 33,640 $ 170 $ 84,709 Cash Basis NOI $ 28,291 $ 21,368 $ 49,659 $ 32,674 $ 170 $ 82,503 Adjusted EBITDAre $ 27,550 $ 20,397 $ 47,947 $ 31,044 $ 4,956 $ 83,947 Normalized FFO attributable to common shareholders $ (3,337) $ 8,344 $ 5,007 $ 20 $ 3,036 $ 8,063 CAD attributable to common shareholders $ (447) $ 9,568 $ 9,121 $ (785) $ 2,911 $ 11,247 Key Ratios: Annualized Cash Basis NOI / total gross assets 6.3% 11.7% 7.9% 4.2% 5.5% Net debt / annualized Adjusted EBITDAre 15.6x 10.6x 13.5x 13.0x 12.1x Select Quarterly Leasing Activity: Leasing activity (sq. ft.): 1,372 306 1,678 1,068 11 2,757 % change in GAAP rent (weighted average by sq. ft.): 8.5% 14.4% 9.1% 4.0% 5.3% 7.0% Weighted average lease term by sq. ft. (years): 5.3 12.7 6.7 5.3 5.0 6.2 (1) With the exception of measures attributable to common shareholders, amounts shown reflect 100% ownership interest of this joint venture, not ILPT's proportionate share thereof. Amounts presented are derived from GAAP information and may not be comparable to amounts reflected in this joint venture's standalone financial information. (2) Other includes data for: 100% ownership interest of one consolidated mainland property containing approximately 64 rentable square feet located in New Jersey in which ILPT has an approximate 67% ownership interest attributable to common shareholders, not ILPT's proportionate share thereof; any corporate assets and liabilities including ILPT's equity investment in its unconsolidated joint venture; and adjustments to remove the noncontrolling interest of Mountain JV from the balance sheet and income statement data.

20Q3 2024RETURN TO TABLE OF CONTENTS Joint Ventures

21Q3 2024RETURN TO TABLE OF CONTENTS GA: 12.5% TX: 10.2% OH: 9.9% IN: 8.5% NC: 5.9% FL: 5.2%MI: 4.6% NJ: 3.9% IL: 3.8% MS: 3.6% KS: 3.6% 16 Other States: 28.3% Consolidated Joint Venture - Mountain Industrial REIT LLC (dollars in thousands) Number of Leases Expiring — 5 11 13 7 45 % of Total Annualized Rental Revenues Expiring (1) —% 4.5% 5.2% 12.3% 10.4% 67.6% 2024 2025 2026 2027 2028 Thereafter $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 Lease Expiration Schedule As of September 30, 2024 Major Tenants % of Annualized Rental Top 10 Tenants Revenues (1) FedEx Corporation / FedEx Ground Package System, Inc. 56.3% Amazon.com Services, Inc. / Amazon.com Services LLC 7.1% Home Depot U.S.A., Inc. 3.8% Berkshire Hathaway Inc. 2.8% Techtronic Industries Company Limited 2.6% Ulta Beauty, Inc. 2.5% Autoneum Holding AG 2.4% DSV Solutions Holding A/S 1.6% Beam Suntory Inc. 1.4% Treehouse Foods, Inc. 1.4% Geographic Diversification (1) (1) Based on the aggregate annualized rental revenues of ILPT's consolidated joint venture as of September 30, 2024.

22Q3 2024RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) ILPT Number of Square Joint Venture Ownership Presentation Properties States Feet Mountain Industrial REIT LLC 61% Consolidated 94 27 20,978 (1) Amounts shown on this page reflect 100% ownership interest of this joint venture, not ILPT's proportionate share thereof unless otherwise stated. (2) ILPT's proportionate share of the principal amount of debt based on its ownership percentage of Mountain JV as of September 30, 2024 is $1,053,727. None of the debt is recourse to ILPT, subject to certain limitations. As of September 30, 2024 Consolidated Balance Sheets to the Consolidated Joint Venture September 30, 2024 December 31, 2023 ASSETS Real estate properties $ 2,843,030 $ 2,840,142 Accumulated depreciation (202,844) (143,757) Total real estate properties, net 2,640,186 2,696,385 Acquired real estate leases, net 142,340 163,307 Cash, cash equivalents and restricted cash 108,923 131,159 Other assets, net 40,871 35,343 Total assets $ 2,932,320 $ 3,026,194 LIABILITIES Mortgage and notes payable, net (2) $ 1,726,538 $ 1,736,426 Other liabilities 42,846 37,954 Total liabilities $ 1,769,384 $ 1,774,380 Noncontrolling interest (39%) $ 453,545 $ 488,012 Consolidated Joint Venture - Mountain Industrial REIT LLC (1) 3779 Lake Shore Road Hamburg, NY 338,584 Square Feet ILPT Ownership: 61%

23Q3 2024RETURN TO TABLE OF CONTENTS Operating Information of the Consolidated Joint Venture (100%) Pro-Rata Operating Information of the Consolidated Joint Venture (ILPT Share) (1) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 2024 2023 2024 2023 Rental income $ 42,189 $ 42,061 $ 126,564 $ 126,334 $ 25,735 $ 25,657 $ 77,203 $ 77,064 Real estate taxes 5,236 5,348 15,969 18,347 3,194 3,262 9,741 11,191 Other operating expenses 3,313 3,494 10,577 9,371 2,021 2,131 6,452 5,716 Depreciation and amortization 26,769 26,995 80,025 81,920 16,329 16,467 48,816 49,972 General and administrative 3,946 4,025 11,927 12,143 2,407 2,455 7,276 7,407 Total expenses 39,264 39,862 118,498 121,781 23,951 24,315 72,285 74,286 Interest income 1,350 1,555 4,058 3,370 824 949 2,476 2,056 Interest expense (30,995) (29,977) (92,200) (87,646) (18,907) (18,286) (56,242) (53,464) Loss on sale of real estate — — — (974) — — — (594) Loss before income taxes (26,720) (26,223) (80,076) (80,697) (16,299) (15,995) (48,848) (49,224) Loss on early extinguishment of debt — — — (359) — — — (219) Income tax expense (17) (25) (65) (73) (10) (15) (40) (44) Net loss $ (26,737) $ (26,248) $ (80,141) $ (81,129) $ (16,309) $ (16,010) $ (48,888) $ (49,487) Net loss $ (26,737) $ (26,248) $ (80,141) $ (81,129) $ (16,309) $ (16,010) $ (48,888) $ (49,487) Plus: depreciation and amortization 26,769 26,995 80,025 81,920 16,329 16,467 48,816 49,972 Plus: loss on sale of real estate — — — 974 — — — 594 FFO 32 747 (116) 1,765 20 457 (72) 1,079 Plus: loss on early extinguishment of debt — — — 359 — — — 219 Normalized FFO $ 32 $ 747 $ (116) $ 2,124 $ 20 $ 457 $ (72) $ 1,298 (dollars in thousands) (1) See page 34 for more information regarding Pro-Rata Operating Information of Consolidated Joint Venture. Consolidated Joint Venture - Mountain Industrial REIT LLC

24Q3 2024RETURN TO TABLE OF CONTENTS Operating Information of the Consolidated Joint Venture (100%) Pro-Rata Operating Information of the Consolidated Joint Venture (ILPT Share) (1) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 2024 2023 2024 2023 Normalized FFO $ 32 $ 747 $ (116) $ 2,124 $ 20 $ 457 $ (72) $ 1,298 Plus: non-cash interest expense 6,627 4,156 18,386 12,409 4,042 2,535 11,215 7,569 Minus: non-cash revenues (966) (1,490) (3,315) (3,794) (589) (909) (2,022) (2,314) Minus: recurring capital expenditures (2,430) (2,554) (3,805) (6,256) (1,482) (1,558) (2,320) (3,816) Minus: principal amortization (4,550) (4,385) (13,524) (15,083) (2,776) (2,675) (8,250) (9,201) CAD $ (1,287) $ (3,526) $ (2,374) $ (10,600) $ (785) $ (2,150) $ (1,449) $ (6,464) Net loss $ (26,737) $ (26,248) $ (80,141) $ (81,129) $ (16,309) $ (16,010) $ (48,888) $ (49,487) Plus: interest expense 30,995 29,977 92,200 87,646 18,907 18,286 56,242 53,464 Plus: income tax expense 17 25 65 73 10 15 40 44 Plus: depreciation and amortization 26,769 26,995 80,025 81,920 16,329 16,467 48,816 49,972 EBITDA 31,044 30,749 92,149 88,510 18,937 18,758 56,210 53,993 Plus: loss on sale of real estate — — — 974 — — — 594 EBITDAre 31,044 30,749 92,149 89,484 18,937 18,758 56,210 54,587 Plus: loss on early extinguishment of debt — — — 359 — — — 219 Adjusted EBITDAre $ 31,044 $ 30,749 $ 92,149 $ 89,843 $ 18,937 $ 18,758 $ 56,210 $ 54,806 (dollars in thousands) (1) See page 34 for more information regarding Pro-Rata Operating Information of Consolidated Joint Venture. Consolidated Joint Venture - Mountain Industrial REIT LLC

25Q3 2024RETURN TO TABLE OF CONTENTS Unconsolidated Joint Venture - The Industrial Fund REIT LLC (1) As of September 30, 2024 ILPT ILPT Number of Square Investment in Joint Venture Ownership Properties States Feet Joint Venture The Industrial Fund REIT LLC 22% 18 12 11,726 $ 117,622 Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Rental income $ 18,206 $ 17,781 $ 55,626 $ 52,333 Real estate taxes 2,607 2,606 7,941 7,614 Other operating expenses 1,804 2,000 6,220 5,922 Depreciation and amortization 7,744 7,921 23,284 24,171 General and administrative 821 988 2,815 2,794 Total expenses 12,976 13,515 40,260 40,501 Interest income 189 196 501 411 Interest expense (6,363) (5,805) (18,965) (16,327) Loss before income taxes (944) (1,343) (3,098) (4,084) Income tax expense — (5) (9) (14) Net loss $ (944) $ (1,348) $ (3,107) $ (4,098) Distributions received (2) $ 990 $ 5,390 $ 2,970 $ 7,370 Type Secured by Interest Rate Maturity Date Principal Balance Fixed rate - interest only One mainland property 6.96% 11/01/2028 $ 65,000 Floating rate - interest only (3) Six mainland properties 5.30% 10/01/2027 123,700 Fixed rate - interest only 11 mainland properties 3.33% 11/07/2029 350,000 Weighted average / total 4.22% $ 538,700 (1) Amounts shown on this page reflect 100% ownership interest of this joint venture, not ILPT's proportionate share thereof unless otherwise stated. (2) Represents ILPT's distributions from this joint venture, including distributions of proceeds from this joint venture's financing activities, if any. (3) The $123,700 loan requires that interest be paid at an annual rate of SOFR plus a premium of 1.80%. The Industrial Fund REIT LLC has purchased an interest rate cap through October 2025 with a SOFR strike rate equal to 3.50%. (dollars and sq. ft. in thousands) TO BE UPDATED 2150 Stanley Road Plainfield, IN 493,500 Square Feet ILPT Ownership: 22%

26Q3 2024RETURN TO TABLE OF CONTENTS Appendix

27Q3 2024RETURN TO TABLE OF CONTENTS Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Calculation of NOI and Cash Basis NOI: Rental income $ 108,945 $ 110,621 $ 112,235 $ 108,895 $ 110,142 $ 331,801 $ 328,443 Real estate taxes (15,339) (15,149) (15,861) (13,560) (14,926) (46,349) (46,493) Other operating expenses (8,897) (9,207) (10,322) (10,448) (9,907) (28,426) (27,744) NOI 84,709 86,265 86,052 84,887 85,309 257,026 254,206 Non-cash straight line rent adjustments included in rental income (1,841) (2,952) (3,489) (3,068) (3,414) (8,282) (10,531) Lease value amortization included in rental income (365) (378) (367) (366) (252) (1,110) (764) Cash Basis NOI $ 82,503 $ 82,935 $ 82,196 $ 81,453 $ 81,643 $ 247,634 $ 242,911 Reconciliation of net loss to NOI and Cash Basis NOI: Net loss $ (35,407) $ (33,479) $ (33,902) $ (41,402) $ (36,191) $ (102,788) $ (108,317) Equity in (earnings) losses of unconsolidated joint venture (1,161) (2,348) (1,723) 6,521 (719) (5,232) (7,423) Income tax expense (benefit) 33 36 33 (9) 51 102 113 Loss before income taxes and equity in earnings of unconsolidated joint venture (36,535) (35,791) (35,592) (34,890) (36,859) (107,918) (115,627) Loss on early extinguishment of debt — — — — — — 359 (Gain) loss on sale of real estate — — — (2,684) — — 974 Interest expense 73,936 73,631 73,230 72,979 72,941 220,797 215,558 Interest income (3,134) (2,935) (2,852) (2,571) (2,397) (8,921) (5,340) (Recovery) loss on impairment of real estate — — — (98) — — 254 Acquisition and other transaction related costs — — — 287 — — — General and administrative 7,237 7,939 7,689 7,414 7,712 22,865 23,750 Depreciation and amortization 43,205 43,421 43,577 44,450 43,912 130,203 134,278 NOI 84,709 86,265 86,052 84,887 85,309 257,026 254,206 Non-cash straight line rent adjustments included in rental income (1,841) (2,952) (3,489) (3,068) (3,414) (8,282) (10,531) Lease value amortization included in rental income (365) (378) (367) (366) (252) (1,110) (764) Cash Basis NOI $ 82,503 $ 82,935 $ 82,196 $ 81,453 $ 81,643 $ 247,634 $ 242,911

28Q3 2024RETURN TO TABLE OF CONTENTS Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI (dollars in thousands) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2024 2023 2024 2023 Reconciliation of NOI to Same Property NOI: Rental income $ 108,945 $ 110,142 $ 331,801 $ 328,443 Real estate taxes (15,339) (14,926) (46,349) (46,493) Other operating expenses (8,897) (9,907) (28,426) (27,744) NOI 84,709 85,309 257,026 254,206 NOI of properties not included in same property results 4 13 36 (56) Same property NOI $ 84,713 $ 85,322 $ 257,062 $ 254,150 Calculation of Same Property Cash Basis NOI: Same property NOI $ 84,713 $ 85,322 $ 257,062 $ 254,150 Less: Non-cash straight line rent adjustments included in rental income (1,841) (3,414) (8,282) (10,531) Lease value amortization included in rental income (365) (252) (1,110) (764) Same property Cash Basis NOI $ 82,507 $ 81,656 $ 247,670 $ 242,855 13509 Waterworks Street Jacksonville, FL 304,859 Square Feet ILPT Ownership: 100%

29Q3 2024RETURN TO TABLE OF CONTENTS Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Net loss $ (35,407) $ (33,479) $ (33,902) $ (41,402) $ (36,191) $ (102,788) $ (108,317) Plus: interest expense 73,936 73,631 73,230 72,979 72,941 220,797 215,558 Plus: income tax expense (benefit) 33 36 33 (9) 51 102 113 Plus: depreciation and amortization 43,205 43,421 43,577 44,450 43,912 130,203 134,278 EBITDA 81,767 83,609 82,938 76,018 80,713 248,314 241,632 (Recovery) loss on impairment of real estate — — — (98) — — 254 (Gain) loss on sale of real estate — — — (2,684) — — 974 Equity in (earnings) losses of unconsolidated joint venture (1,161) (2,348) (1,723) 6,521 (719) (5,232) (7,423) Share of EBITDAre from unconsolidated joint venture 2,895 2,872 2,846 2,717 2,724 8,613 8,011 EBITDAre 83,501 84,133 84,061 82,474 82,718 251,695 243,448 Plus: acquisition and other transaction related costs — — — 287 — — — Plus: general and administrative expense paid in common shares (1) 446 924 339 311 476 1,709 1,430 Plus: loss on early extinguishment of debt — — — — — — 359 Adjusted EBITDAre $ 83,947 $ 85,057 $ 84,400 $ 83,072 $ 83,194 $ 253,404 $ 245,237 (1) Amounts represent equity based compensation to ILPT's trustees and officers and certain other employees of RMR.

30Q3 2024RETURN TO TABLE OF CONTENTS Calculation of FFO, Normalized FFO and CAD (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Net loss attributable to common shareholders $ (24,990) $ (23,175) $ (23,403) $ (31,240) $ (26,112) $ (71,568) $ (76,749) Equity in (earnings) losses of unconsolidated joint venture (1,161) (2,348) (1,723) 6,521 (719) (5,232) (7,423) (Gain) loss on sale of real estate — — — (2,684) — — 974 (Recovery) loss on impairment of real estate — — — (98) — — 254 Depreciation and amortization 43,205 43,421 43,577 44,450 43,912 130,203 134,278 Share of FFO from unconsolidated joint venture 1,496 1,484 1,459 1,367 1,446 4,439 4,416 FFO adjustments attributable to noncontrolling interest (10,487) (10,417) (10,460) (10,517) (10,582) (31,364) (32,514) FFO attributable to common shareholders 8,063 8,965 9,450 7,799 7,945 26,478 23,236 Loss on early extinguishment of debt — — — — — — 359 Acquisition, transaction related and certain other financing costs — — — 287 — — — Normalized FFO adjustments attributable to noncontrolling interest — — — — — — (140) Normalized FFO attributable to common shareholders $ 8,063 $ 8,965 $ 9,450 $ 8,086 $ 7,945 $ 26,478 $ 23,455

31Q3 2024RETURN TO TABLE OF CONTENTS (amounts in thousands, except per share data) For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Normalized FFO attributable to common shareholders $ 8,063 $ 8,965 $ 9,450 $ 8,086 $ 7,945 $ 26,478 $ 23,455 Plus (minus): Non-cash interest expense 15,092 15,355 13,859 12,883 12,884 44,306 38,598 Non-cash revenues (2,206) (3,330) (3,856) (3,434) (3,666) (9,392) (11,295) General and administrative expense paid in common shares (1) 446 924 339 311 476 1,709 1,430 Recurring capital expenditures (5,637) (2,832) (3,373) (5,025) (3,961) (11,842) (10,152) Principal amortization (4,550) (4,508) (4,466) (4,425) (4,385) (13,524) (15,083) Share of Normalized FFO from unconsolidated joint venture (1,496) (1,484) (1,459) (1,367) (1,446) (4,439) (4,416) Distributions from unconsolidated joint venture 990 990 990 990 990 2,970 2,970 CAD adjustments attributable to noncontrolling interest 545 (75) 444 929 1,668 914 4,983 CAD attributable to common shareholders $ 11,247 $ 14,005 $ 11,928 $ 8,948 $ 10,505 $ 37,180 $ 30,490 Weighted average common shares outstanding (basic and diluted) 65,769 65,626 65,556 65,551 65,488 65,651 65,389 Per Common Share Data (basic and diluted): Net loss attributable to common shareholders $ (0.38) $ (0.35) $ (0.36) $ (0.48) $ (0.40) $ (1.09) $ (1.17) FFO attributable to common shareholders $ 0.12 $ 0.14 $ 0.14 $ 0.12 $ 0.12 $ 0.40 $ 0.36 Normalized FFO attributable to common shareholders $ 0.12 $ 0.14 $ 0.14 $ 0.12 $ 0.12 $ 0.40 $ 0.36 CAD attributable to common shareholders $ 0.17 $ 0.21 $ 0.18 $ 0.14 $ 0.16 $ 0.57 $ 0.47 (1) Amounts represent equity based compensation to ILPT's trustees and officers and certain other employees of RMR. Calculation of FFO, Normalized FFO and CAD

32Q3 2024RETURN TO TABLE OF CONTENTS Company Profile, Research Coverage and Governance Information The Company: ILPT is included in 137 market indices and comprises more than 1% of the following indices as of September 30, 2024: Invesco S&P SmallCap High Dividend Low Volatility ETF INAV Index (XSHDIV), Bloomberg US Micro Cap Real Estate Price Return Index (BMICR), Bloomberg Real Estate Investment Trust Small Cap Index (BBRESMLC) and Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV). Management: ILPT is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. As of September 30, 2024, RMR had nearly $41 billion in assets under management and the combined RMR managed companies had more than $5 billion of annual revenues, over 2,000 properties and over 18,000 employees. ILPT believes that being managed by RMR is a competitive advantage for ILPT because of RMR’s depth of management and experience in the real estate industry. ILPT also believes RMR provides management services to it at a lower cost than it would have to pay for similar quality services if it were self managed. Board of Trustees Bruce M. Gans Lisa Harris Jones Matthew P. Jordan Lead Independent Trustee Independent Trustee Managing Trustee Joseph L. Morea Kevin C. Phelan Adam D. Portnoy Independent Trustee Independent Trustee Chair of the Board and Managing Trustee June S. Youngs Independent Trustee Executive Officers Yael Duffy Tiffany R. Sy Marc Krohn President and Chief Financial Officer Vice President Chief Operating Officer and Treasurer Equity Research Coverage B. Riley Securities, Inc. BTIG JMP Securities Bryan Maher Thomas Catherwood Mitchell Germain bmaher@brileyfin.com tcatherwood@btig.com mgermain@jmpsecurities.com (646) 885-5423 (212) 738-6140 (212) 906-3537 ILPT is followed by the analysts listed on this page. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

33Q3 2024RETURN TO TABLE OF CONTENTS Unless otherwise noted, all data presented in this presentation excludes 18 properties, which are encumbered by $538.7 million of mortgage notes, owned by an unconsolidated joint venture in which ILPT owns a 22% equity interest. See page 25 for information regarding this joint venture and related mortgage notes. Non-GAAP Financial Measures: ILPT presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI, same property NOI, Cash Basis NOI and same property Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net loss or net loss attributable to common shareholders, as indicators of ILPT's operating performance or as measures of its liquidity. These measures should be considered in conjunction with net loss and net loss attributable to common shareholders as presented in ILPT's condensed consolidated statements of income (loss). ILPT considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net loss and net loss attributable to common shareholders. ILPT believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of its operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of ILPT's properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net loss in order to provide results that are more closely related to ILPT's property level results of operations. ILPT calculates NOI and Cash Basis NOI as shown on page 27 and same property NOI and same property Cash Basis NOI as shown on page 28. ILPT defines NOI as income from its rental of real estate less its property operating expenses. NOI excludes depreciation and amortization. ILPT defines Cash Basis NOI as NOI excluding non-cash revenues and lease termination fees, if any. ILPT uses NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. ILPT calculates same property NOI and same property Cash Basis NOI in the same manner that it calculates the corresponding NOI and Cash Basis NOI amounts, except that ILPT only includes same properties in calculating same property NOI and same property Cash Basis NOI. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than ILPT does. FFO and Normalized FFO Attributable to Common Shareholders: ILPT calculates funds from operations, or FFO, attributable to common shareholders and normalized funds from operations, or Normalized FFO, attributable to common shareholders as shown on page 30. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is: (1) net loss attributable to common shareholders calculated in accordance with GAAP, excluding (i) any recovery or loss on impairment of real estate, (ii) any gain or loss on sale of real estate and (iii) equity in earnings or losses of unconsolidated joint venture; (2) plus (i) real estate depreciation and amortization of ILPT's properties and (ii) ILPT's proportionate share of FFO from unconsolidated joint venture properties; (3) minus FFO adjustments attributable to noncontrolling interest; and (4) certain other adjustments currently not applicable to ILPT. In calculating Normalized FFO attributable to common shareholders, ILPT adjusts for certain non-recurring items shown on page 30, including adjustments for such items related to the unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by ILPT's Board of Trustees when determining the amount of distributions to its shareholders. Other factors include, but are not limited to, requirements to maintain ILPT's qualification for taxation as a REIT, limitations in the agreements governing its debt, the availability to ILPT of debt and equity capital, its distribution rate as a percentage of the trading price of ILPT's common shares, or dividend yield, and ILPT's dividend yield compared to the dividend yields of other industrial REITs, ILPT's expectation of its future capital requirements and operating performance and its expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than ILPT does. Non-GAAP Financial Measures and Certain Definitions

34Q3 2024RETURN TO TABLE OF CONTENTS Non-GAAP Financial Measures and Certain Definitions (Continued) Cash Available for Distribution: ILPT calculates cash available for distribution, or CAD, as shown on page 31. ILPT defines CAD as Normalized FFO minus ILPT's proportionate share of Normalized FFO from unconsolidated joint venture properties, plus operating cash flow distributions received from ILPT's unconsolidated joint venture, recurring real estate related capital expenditures, adjustments for other non-cash and nonrecurring items, certain amounts excluded from Normalized FFO but settled in cash, excluding CAD adjustments attributable to noncontrolling interest, equity based compensation, and principal amortization, as well as certain other adjustments currently not applicable to ILPT. CAD is among the factors considered by ILPT's Board of Trustees when determining the amount of distributions to ILPT's shareholders. Other real estate companies and REITs may calculate CAD differently than ILPT does. EBITDA, EBITDAre and Adjusted EBITDAre: ILPT calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 29. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including ILPT's proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding any gain or loss on the sale of real estate, equity in earnings or losses of unconsolidated joint venture, recovery or loss on impairment of real estate, as well as certain other adjustments currently not applicable to ILPT. In calculating Adjusted EBITDAre, ILPT adjusts for the items shown on page 29. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than ILPT does. Pro-Rata Operating Information of Consolidated Joint Venture: ILPT believes this financial presentation of its joint venture information provides useful information to investors by providing additional insight into the financial performance of its consolidated joint venture, in which ILPT owns a 61% equity interest. This information may not accurately depict the impact of these investments in accordance with GAAP. Pro-rata information should not be considered in isolation or as a substitute for ILPT's condensed consolidated financial statements in accordance with GAAP. Certain Definitions: Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of ILPT's common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual base rents from ILPT's tenants pursuant to its lease agreements as of the measurement date, including straight line rent adjustments and estimated recurring expense reimbursements to be paid to ILPT, and excluding lease value amortization. Building improvements - Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Development, redevelopment and other activities - Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP - GAAP refers to U.S. generally accepted accounting principles. Gross book value of real estate assets - Gross book value of real estate assets is real estate assets at cost, plus certain acquisition related costs, if any, before depreciation and impairments, if any.

35Q3 2024RETURN TO TABLE OF CONTENTS ILPT Wholly Owned Properties - ILPT Wholly Owned Properties refers to of 316 properties that are wholly owned by ILPT, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, Hawaii, or the Hawaii Portfolio, and 90 properties containing approximately 22.1 million rentable square feet located in 34 other states, or the Mainland Portfolio. Information included in this presentation with respect to the Mainland Portfolio and the Hawaii Portfolio include certain allocations of interest expense on debts secured by properties in each portfolio and of general and administrative expense based upon the gross asset value of properties in each portfolio. ILPT believes the information presented for these portfolios is useful to investors to provide insight into the financial performance of these portfolios. Leased square feet - Leased square feet is pursuant to existing leases as of September 30, 2024, and includes space being fitted out for occupancy, if any, and space which is leased but is not occupied, if any. Leasing costs - Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Leasing costs and concession commitments - Leasing costs and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Mountain JV - Mountain Industrial REIT LLC, or Mountain JV, owns 94 mainland properties containing approximately 21.0 million rentable square feet located in 27 states. ILPT owns a 61% equity interest in this joint venture. ILPT consolidates 100% of this joint venture in its financial statements in accordance with GAAP. Net debt - Net debt is the total outstanding principal of ILPT's debt less cash and cash equivalents and restricted cash and cash equivalents. Non-cash interest expense - Non-cash interest expense includes the amortization of debt discounts, premiums, issuance costs and interest rate caps. Non-cash revenues - Non-cash revenues include lease value amortization and straight line rent adjustments, if any. n/m - Not meaningful. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. Same space represents the same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Rentable square feet - Represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Rolling four quarter CAD - Represents CAD for the preceding twelve month period as of the respective quarter end date. Same property - For the three months ended September 30, 2024 and 2023, same property NOI and Cash Basis NOI are based on properties that ILPT owned as of September 30, 2024 and that it owned continuously since July 1, 2023, and exclude properties owned by an unconsolidated joint venture. For the nine months ended September 30, 2024 and 2023, same property NOI and Cash Basis NOI are based on properties that ILPT owned as of September 30, 2024 and that it owned continuously since January 1, 2023, and exclude properties owned by an unconsolidated joint venture. SOFR - SOFR is the secured overnight financing rate. Tenant improvements - Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets - Total gross assets is total assets plus accumulated depreciation. Total market capitalization - Total market capitalization is the total principal amount of debt plus the market value of ILPT's common shares at the end of the applicable period. Non-GAAP Financial Measures and Certain Definitions (Continued)

36Q3 2024RETURN TO TABLE OF CONTENTS Warning Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: ILPT's leasing momentum; quality and retention of ILPT’s tenants; ILPT's rent growth and management of operating expenses; debt maturities; ILPT's and/or Mountain JV's potential exercise of their options to extend the maturity date of their respective loans; and ILPT’s capital expenditure plans and commitments. Forward-looking statements reflect ILPT’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause ILPT’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause its actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: whether ILPT's tenants will renew or extend their leases or whether ILPT will obtain replacement tenants on terms as favorable to it as the terms of its existing leases; ILPT's ability to successfully compete for tenancies, the likelihood that the rents it realizes will increase when ILPT renews or extends its leases, enters new leases, or its rents reset at ILPT’s properties in Hawaii; ILPT’s ability to maintain high occupancy at its properties; ILPT’s ability to reduce its leverage, generate cash flow and take advantage of mark-to-market leasing opportunities; ILPT's ability to cost-effectively raise and balance its use of debt or equity capital; ILPT’s ability to purchase cost effective interest rate caps; ILPT’s ability to pay interest on and principal of its debt; ILPT’s ability to maintain sufficient liquidity; demand for industrial and logistics properties; ILPT’s ability and the ability of its tenants to operate under unfavorable market and commercial real estate industry conditions, due to high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, emerging technologies, volatility in the public equity and debt markets, pandemics, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization; whether the industrial and logistics sector and the extent to which ILPT's tenants' businesses are critical to sustaining a resilient supply chain and that ILPT's business will benefit as a result; ILPT’s tenants’ ability and willingness to pay their rent obligations to ILPT; the credit qualities of ILPT’s tenants; changes in the security of cash flows from ILPT’s properties; potential defaults of ILPT's leases by its tenants; ILPT's tenant and geographic concentrations; ILPT’s ability to pay distributions to its shareholders and to increase or sustain the amount of such distributions; ILPT’s ability to sell properties at prices it targets; ILPT’s ability to complete sales without delay, or at all, at existing agreement terms; ILPT’s ability to prudently pursue, and successfully and profitably complete, expansion and renovation projects at its properties and to realize its expected returns on those projects; ILPT’s expected capital expenditures and leasing costs, as well as risks and uncertainties regarding the development, redevelopment or repositioning of ILPT’s properties, including as a result of prolonged high inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits; ILPT’s ability to lease space at these properties at targeted returns and volatility in the commercial real estate markets; ILPT’s ability to sell additional equity interests in, or contribute additional properties to, its existing joint ventures, to enter into additional real estate joint ventures or to attract co-venturers and benefit from its existing joint ventures or any real estate joint ventures ILPT may enter into; non-performance by the counterparties to ILPT's interest rate caps; the ability of ILPT’s manager, RMR, to successfully manage it; changes in environmental laws or in their interpretations or enforcement as a result of climate change or otherwise, or ILPT’s incurring environmental remediation costs or other liabilities; competition within the commercial real estate industry, particularly for industrial and logistics properties in those markets in which ILPT’s properties are located; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; limitations imposed by and ILPT’s ability to satisfy complex rules to maintain its qualification for taxation as a REIT for U.S. federal income tax purposes; actual and potential conflicts of interest with ILPT’s related parties, including its managing trustees, RMR and others affiliated with them; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change or other manmade or natural disasters beyond ILPT's control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in ILPT’s periodic filings. The information contained in ILPT’s filings with the SEC, including under the caption “Risk Factors” in ILPT’s periodic reports, or incorporated therein, identifies important factors that could cause differences from ILPT’s forward-looking statements in this presentation. ILPT’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon ILPT’s forward-looking statements. Except as required by law, ILPT does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.